EXHIBIT 10.40


December 11, 1995
6-1161-JME-118


United Air Lines, Inc.
P.O. Box 66100
Chicago, IL  60666-0100

Subject: Letter Agreement No. 6-1162-JME-118 to Purchase Agreement No. 1663 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated December 18, 1990, as amended (the Purchase Agreement), between The Boeing Company (Boeing) and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the purchase by Buyer of certain Model 777 aircraft (the Aircraft)

This letter agreement, when accepted by Buyer will become part of the Purchase Agreement and will evidence our further agreement to the matters set forth below.

All terms used herein and in the Purchase Agreement and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4. This letter agreement does not preclude additional services which may be requested in the future, for which the scope and compensation will be subject to mutual agreement.

5. The agreements cited in paragraphs 1.(b), 1.(c), and 1.(d) are hereby terminated.

6.  Except as modified herein the Purchase Agreement including
Exhibit E remains in full force and effect.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters set forth above, please indicate your acceptance and approval below.


ACCEPTED AND AGREED THIS

Date:  December 19, 1995

THE BOEING COMPANY         UNITED AIR LINES, INC.


By:  /s/ R.C. Nelson       By:  /s/ Douglas Hacker

Its:  Attorney-in-Fact     Its:  Senior Vice President - Finance